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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2021

SKECHERS U.S.A., INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
(Address of principal executive offices)		(Zip Code)

☐Registrant’s telephone number, including area code: (310) 318-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.001 per share	SKX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Skechers U.S.A., Inc. (the “Company”) elected Zulema Garcia as a member of the Board, effective as of December 15, 2021. In accordance with the Company’s bylaws, Ms. Garcia will serve as a Class II director until the Company’s annual meeting of stockholders in 2022. She will serve thereafter until her successor is duly elected and qualified or until her death, resignation or removal.

The Board of Directors also appointed Ms. Garcia to the Company’s Audit Committee. Ms. Garcia is the Senior Vice President of Internal Audit at Herbalife Nutrition, Ltd. (NYSE:HLF). Prior to joining Herbalife in 2019, she was an audit partner in the Los Angeles office of KPMG LLP for 24 years, most recently serving as the Deputy Professional Practice Partner of the South Region. The Board of Directors has determined that she is independent under Section 303A.02 of the NYSE Listed Company Manual, and there are no related party transactions between the Company and her that are reportable under Item 404(a) of Regulation S-K.

The Company also announced the resignations of Jeffrey Greenberg, Geyer Kosinski, Richard Rappaport and Thomas Walsh from the Board of Directors and the Board’s committees on which they participated, including Mr. Walsh’s position as Chair of the Nominating and Governance Committee, effective as of December 15, 2021. The Board of Directors appointed Katherine Blair, who is currently a director, to serve as Chair of the Nominating and Governance, effective upon the resignation of Mr. Walsh.

A copy of the press release issued on December 20, 2021 announcing the appointment of Ms. Garcia to the Company’s Board of Directors, and the resignations of Mssrs. Greenberg, Kosinski, Rappaport and Walsh from the Board is attached as exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this report:

99.1 Press Release Dated December 20, 2021.

104 Cover Page Interactive Data File (embedded within the inline XBRL document).

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Exhibit Index

Exhibit No.	Description
99.1	Press Release dated December 20, 2021.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

December 20, 2021	By:	/s/ John Vandemore

Name: John Vandemore
Title: Chief Financial Officer